Semper Brentview Dividend Growth Equity Fund Summary Prospectus June 1, 2021
Class A Institutional Class Investor Class	not available for sale SEMBX not available for sale
Before you invest, you may want to review the Semper Brentview Dividend Growth Equity Fund’s (the “Dividend Growth Fund” or the “Fund”) Statutory Prospectus, which contains more information about the Dividend Growth Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated June 1, 2021, are incorporated by reference into this Summary Prospectus. You can find the Dividend Growth Fund’s Statutory Prospectus, reports to shareholders, and other information about the Fund online at http://www.semperfunds.com/fund-documents. You can also get this information at no cost by calling 1-855-736-7799 (855-SEM-PRXX) or by sending an e-mail request to Info@sempercap.com.

Investment Objectives
The Dividend Growth Fund seeks to provide a high level of risk-adjusted current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Dividend Growth Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Schedule A to the Statutory Prospectus. More information about these and other discounts is available from your financial professional and in the “More About Class A Shares” section on page 12 of the Fund’s Statutory Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 32 of the Fund’s Statement of Additional Information (“SAI”), and Schedule A to the Statutory Prospectus.

	Class A	Institutional Class	Investor Class
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of cost or market value at the time of redemption on investments of more than $1 million redeemed within 18 months)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%
Distribution and Service (Rule 12b-1) Fees	0.25%	None	0.25%
Other Expenses[1]	0.65%	0.65%	0.65%
Total Annual Fund Operating Expenses	1.60%	1.35%	1.60%
Less: Fee Waiver and/or Expense Reimbursement[2]	-0.35%	-0.35%	-0.35%
Total Annual Fund Operating Expenses After Fee Waiver	1.25%	1.00%	1.25%

1 Other Expenses are based on estimated customary Fund expenses for the current fiscal year.
2 The Adviser has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) do not exceed 1.00% of the average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least May 15, 2022, and may be terminated only by the Trust’s Board. The Adviser may request recoupment of previously waived fees and paid expenses pursuant to the contract from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$325	$661
Institutional Class	$102	$393
Investor Class	$127	$471
Portfolio Turnover. The Dividend Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. As the Fund is new, it does not have any portfolio turnover information as of the date of this Prospectus.
Principal Investment Strategies
Under normal market conditions, the Dividend Growth Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks that have a record of paying dividends. The Fund’s investments also include up to 10% of its assets in foreign securities, such as American Depositary Receipts (“ADRs”), and shares of other investment companies, including exchange-traded funds (“ETFs”). The Fund will typically invest in equity securities of mid to large capitalization companies that exhibit a commitment to sustainable and growing dividends. The Fund defines mid-capitalization companies as those whose market capitalization, at the time of purchase, is consistent with the market capitalizations of companies listed in the S&P Mid-Cap 400 Index. As of the last reconstitution date, December 31, 2020, the lowest market capitalization of companies in the S&P Mid-Cap 400 Index was approximately $1.5 billion. The Fund defines large-capitalization companies as those whose market capitalization, at the time of purchase, is consistent with the market capitalizations of companies listed in the S&P 500 Index. As of the last reconstitution date, December 31, 2020, the lowest market capitalization of companies in the S&P 500 Index was approximately $3.9 billion.
The Fund is a non-diversified fund and may, from time to time, have significant exposure to one or more issuers, industries, geographic regions or sectors of the global economy.
Brentview Investment Management, LLC (the “Sub-Adviser”) applies a fundamentally driven approach to identifying dividend growth stocks. The Sub-Adviser believes superior long-term returns with lower-than-market risk may be produced by companies that pay and grow their dividend. Additionally, the Fund seeks:

•A portfolio with faster dividend growth, above market yield, and lower beta characteristics. Beta measures the level of volatility a particular security will have when compared against a broader market index. Equity securities that have historically shown defensive characteristics tend to be low beta securities. The Fund attempts to minimize overall volatility by maintaining an aggregate portfolio beta which is lower than the S&P 500 Index, the Fund’s primary benchmark.
•Quality companies that have healthy balance sheets, consistent execution, and large addressable markets; and
•Management teams that also realize the importance of dividends to shareholders.

The Sub-Adviser sells existing securities to avoid cuts to dividends as well as when it observes deterioration of a company’s fundamentals.

Principal Investment Risks
By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:

Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Fund invests in unforeseen ways. Traditionally, liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

Equity Securities Risk – The value of a share of the Fund – its “net asset value (“NAV”) per share” – depends upon the market value of all of the Fund’s investments. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Management Risk – The Fund’s ability to achieve its investment objective depends on the Sub-Adviser’s ability to correctly identify economic trends and select stocks, particularly in volatile stock markets. The Sub-Adviser is recently-formed and has not previously managed a mutual fund. Accordingly, the Sub-Adviser may have a limited track record.
Mid-Cap Companies Risk – The stocks of mid-cap companies may be more vulnerable to adverse business or economic events than larger companies. Historically, stocks of medium-sized companies have been more volatile than stocks of larger companies and may be considered more speculative than investments in larger companies. Thus, securities of medium-sized companies present greater risks than securities of larger, more established companies. You should therefore expect the value of Fund shares to be more volatile than the shares of a mutual fund investing exclusively in larger company stocks.
Large-Cap Companies Risk – The stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Sector Emphasis Risk – The Fund may, from time to time, invest a significant amount of its portfolio in securities of issuers principally engaged in the same or related businesses. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect a single business or a group of related businesses. Securities of companies in such business or businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to these or other developments and adversely affect the value of the portfolio to a greater extent than if exposure to such sector comprised a lesser portion of the Fund’s portfolio.
Investment Company and ETF Risk – If the Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund. Because ETFs are listed on an exchange, they may be subject to trading halts, may trade at a premium or discount to their net asset value (“NAV”) and may not be liquid. An ETF that tracks an index may not precisely replicate the returns of that index, and an actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives.
Foreign Securities Risk – Investments in foreign securities (including depositary receipts), are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded "delivery versus payment," the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Non-Diversification Risk – The Fund is classified as a non-diversified fund, and as such may hold a significant percentage of its assets in the securities of fewer companies or even one company, and therefore events affecting those companies have a greater impact on the Fund than on a diversified fund.

New Fund Risk – The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Performance
The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once it has annual returns for a full calendar year. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.

Management
Investment Adviser. Semper Capital Management, L.P. is the Dividend Growth Fund’s investment adviser.
Sub-Adviser. Brentview Investment Management, LLC is the Dividend Growth Fund’s sub-adviser.
Portfolio Managers. Mr. James R. Boothe, CFA, Chief Investment Officer and Portfolio Manager and Mr. Hai H. Vu, CFA, Director of Research and Portfolio Manager, are the Sub-Adviser’s portfolio managers primarily responsible for the day-to-day management of the Fund since the Fund’s inception in 2021.
Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Dividend Growth Fund shares on any business day by written request via mail (Semper Brentview Dividend Growth Equity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-855-736-7799 (855-SEM-PRXX), online, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Online, investors may also view their accounts, view their transaction history, and perform maintenance changes to their accounts. Investors who wish to purchase, exchange, or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Minimum	Minimum
	Initial	Subsequent
	Investment	Investment
Class A Shares	$1,000	$100
Investor Class Shares	$2,500	$1,000
Institutional Class Shares	$1,000,000	$1,000

Tax Information
The Dividend Growth Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Dividend Growth Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.